Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets
Other Assets

12. Other Assets

Other assets as of December 31, 2009 and 2010 consisted of the following:

	2009	2010
	(In millions of Korean won)
Accounts receivable	264,373	142,176
Payments in advance	118,163	10,100
Deferred tax assets, net	30,232	203,765
Prepaid expenses	196,209	198,301
Prepaid income tax	622	144,214
Loans held for sale (1)	201,275	73,460
Fair value hedge derivatives	48,070	108,944
Income tax receivable	575,057	27,310
Others	33,662	260,951

Total	1,467,663	1,169,221

(1)	Included (Won)201,275 million of mortgage loans as of December 31, 2009 and (Won)73,460 million of mortgage loans as of December 31, 2010, which will be sold to KHFC.